UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2011

Date of Report (Date of Earliest Event Reported)

Commission file number:  333-170100

OnCure Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-5211697 (I.R.S. Employer Identification Number)

188 Inverness Drive West, Suite 650

Englewood, Colorado 80112

(303) 643-6500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

In connection with the resignation of Mr. Stork described in this report, Mr. Stork’s employment agreement with Oncure Medical Corp. will terminate, effective January 6, 2012.

Item 5.02.  Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2011, Joseph Stork, Senior Vice President and Chief Development Officer, provided notice that he will resign from his positions with OnCure Holdings, Inc. (the “Company”) effective January 6, 2012.

The Company’s continuing development projects will be coordinated by HealthCare Markets Group, a healthcare advisory and investment banking firm that works in coordination with its clients on the formulation and execution of sound business strategies to promote future growth.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 19, 2011

ONCURE HOLDINGS, INC.

By:	/s/ George P. McGinn, Jr.
Name: George P. McGinn, Jr.
Title: President and Chief Executive Officer

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